UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2013

HAMPSHIRE GROUP, LIMITED
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

Indemnification Agreement with Bobby Melnick

Effective as of April 19, 2013, in connection with the appointment of Bobby Melnick to the board of directors (the “Board”) of Hampshire Group, Limited (the “Company”) as described in Item 5.02 below, the Company entered into an indemnification agreement (the “Melnick Indemnification Agreement”) with Bobby Melnick. Mr. Melnick became a member of the Board on April 19, 2013. The Melnick Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Melnick if Mr. Melnick was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that Mr. Melnick is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company or, while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity; provided that Mr. Melnick acted in good faith and in a manner Mr. Melnick reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Mr. Melnick’s conduct was unlawful. In addition, the Company is required to advance expenses on behalf of Mr. Melnick in connection with Mr. Melnick’s defense of any such claim; provided that Mr. Melnick undertakes in writing to repay such amounts to the extent that it is ultimately determined that Mr. Melnick is not entitled to indemnification by the Company.

The foregoing description of the Melnick Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Melnick Indemnification Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Indemnification Agreement with Frank Tworecke

Effective as of April 19, 2013, in connection with the appointment of Frank Tworecke to the Board as described in Item 5.02 below, the Company entered into an indemnification agreement (the “Tworecke Indemnification Agreement”) with Frank Tworecke. Mr. Tworecke became a member of the Board on April 19, 2013. The Tworecke Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Tworecke if Mr. Tworecke was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that Mr. Tworecke is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company or, while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity; provided that Mr. Tworecke acted in good faith and in a manner Mr. Tworecke reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Mr. Tworecke’s conduct was unlawful. In addition, the Company is required to advance expenses on behalf of Mr. Tworecke in connection with Mr. Tworecke’s defense of any such claim; provided that Mr. Tworecke undertakes in writing to repay such amounts to the extent that it is ultimately determined that Mr. Tworecke is not entitled to indemnification by the Company.

The foregoing description of the Tworecke Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Tworecke Indemnification Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On April 22, 2013, Richard Mandell resigned from the Board.  Mr. Mandell was a member of each of the Audit Committee and the Nominating Committee of the Board.

(d)     On April 19, 2013, the Board appointed Bobby Melnick to serve as a member of the Board until his successor shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws. Other than as described in Item 1.01 above, there are no arrangements or understandings between Mr. Melnick and any other person pursuant to which he was selected to serve on the Board. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Melnick has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On April 19, 2013, the Board appointed Frank Tworecke to serve as a member of the Board until his successor shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws. Other than as described in Item 1.01 above, there are no arrangements or understandings between Mr. Tworecke and any other person pursuant to which he was selected to serve on the Board. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Tworecke has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01      Other Events.

On April 25, 2013, Hampshire Group, Limited (the “Company”) issued a press release (the “Press Release”) which announced the resignation of Mr. Mandell and the appointment of Mr. Melnick and Mr. Tworecke as disclosed above. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

10.1     Indemnification Agreement, dated as of April 23, 2013, with an effective date of April 19, 2013, by and between Hampshire Group, Limited and Bobby Melnick.

10.2     Indemnification Agreement, dated as of April 24, 2013, with an effective date of April 19, 2013, by and between Hampshire Group, Limited and Frank Tworecke.

99.1      Press Release of Hampshire Group, Limited dated April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Maura M. Langley
Name: Maura M. Langley Title: Chief Financial Officer, Treasurer and Secretary

Dated: April 25, 2013